EXHIBIT 10.11
				SURGILIGHT, INC.

		TRADEMARK, PATENT AND COPYRIGHT SECURITY AGREEMENT

	THIS TRADEMARK, PATENT AND COPYRIGHT SECURITY AGREEMENT dated
April 20, 2007 by and between SURGILIGHT, INC., a corporation incorporated under the laws of the State of Florida (the "Grantor"), with offices at 2100 Alafaya Trail, Suite 600, Orlando, FL 32826, and GEM SurgiLight Investors, LLC, a limited liability company organized under the laws of New York, with offices at 9 West 57th Street, New York, NY 10022, (the "Lender") under the Loan Agreement (as such term is hereinafter defined).

				WITNESSETH THAT

WHEREAS:

	A.	By a secured line of credit loan agreement dated the date
hereof (herein, as at any time amended and/or supplemented, called the "Loan Agreement") between the Grantor and the Lender, the Lender has agreed to make available to the Grantor a line of credit facility (the "Facility") in the maximum principal amount of US$2,500,000 at any one time outstanding; and

	B.	It is a condition precedent to the establishment of the
Facility under the Loan Agreement that, as security for (i) the due and punctual payment in full by the Grantor when due, whether at stated maturity, on demand, by acceleration or otherwise, of its obligations under the Loan Agreement, the Note, the Security Documents (as such terms are defined in the Loan Agreement) or any of them, in connection therewith and (ii) the performance by the Grantor of its obligations and liabilities under the Loan Agreement, the Note, the Security Documents entered into between the Grantor and the Lender, in connection therewith (all of the foregoing being hereinafter collectively referred to as the "Obligations"), the Grantor execute and deliver this Agreement pursuant to which the Grantor shall grant to the Lender a security interest in all of its right, title and interest in and to all "Patents", "Trademarks" and "Copyrights" in the name of the Grantor, as those terms are defined in Paragraph 2 hereof, and to grant to the Lender a power of attorney to foreclose upon and sell the Grantor's interests in the Patents, Trademarks and Copyrights (hereinafter collectively referred to as the "Collateral") under the circumstances set forth in this Agreement.

	NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Facility available pursuant to the Loan Agreement, the Grantor hereby agrees with the Lender as follows:

	1.	The Loan Agreement and the terms and provisions thereof are
incorporated herein in their entirety.

	2.	(a) To secure the payment and performance of all of the
Obligations, the Grantor hereby grants to the Lender a first and valid lien and security interest in all of the Grantor's right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired United States and foreign patents and all patent and design patent applications, and all reissues, continuations or divisions thereof, and all proceeds thereof (hereinafter collectively referred to as "Patents"). All unexpired patents and all currently pending patent applications in which the Grantor has an interest are listed on Schedule A attached hereto are made part hereof. Subject to the provisions of Paragraph 15, the Grantor hereby further grants to the Lender a first and valid security interest in all of the Grantor's right, title and interest in and to all income, royalties, damages and payments now and hereafter due and/or payable under all Patents and, subject to the provisions of Paragraph 15, in and to all rights during the term of this Agreement to sue, collect and retain for its own benefit damages and payments for past or future infringements of the Patents. Lender acknowledges that Borrower has granted a security interest in the Patents provided for under the Agreement among the Borrower, Colette Cozean, and
Stuart Michelson, dated April    , 2007 (Exhibit 6 to the Loan Agreement),
provided that the interest of Cozean and Michelson shall be no greater than pari passu with the interest of the Lender in the Patents, and said interest of Cozean and Michelson, their heirs and assigns, shall be extinguished upon completion of the payments by the Borrower to Cozean and Michelson provided for in Exhibit 6 to the Loan Agreement.

	(b)	To secure the payment and performance of all of the
Obligations, the Grantor hereby grants to the Lender a valid lien and security interest in all of the Grantor's right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired trademarks, service marks and trade names(whether or not such name is the subject of a registration or an application therefor), and all registrations and applications to register same, and all renewals thereof, and the goodwill of the business relating thereto, and all proceeds thereof (hereinafter collectively referred to as "Trademarks"). All trademark registrations and all currently pending trademark applications in which the Grantor has an interest are listed on Schedule B attached hereto and made a part hereof. Subject to the provisions of Paragraph 15, the Grantor hereby further grants to the Lender a first and valid lien and security interest in all of the Grantor's right, title and interest in and to all income, royalties, damages and payments now and hereafter due and/or payable under all Trademarks and, subject to the provisions of Paragraph 15, in and to all rights during the term of this Agreement to sue, collect and retain for its own benefit damages and easements for past or future infringements of the Trademarks.

	(c)	To secure the payment and performance of all of the
Obligations, the Grantor hereby grants to the Lender a first and valid lien and security interest in all of the Grantor's right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired copyrights, and all registrations and applications to register same, and all renewals thereof, and all proceeds thereof (hereinafter collectively referred to as "Copyrights"). All copyright registrations and all currently pending copyright applications in which the Grantor has an interest are listed on Schedule C attached hereto and made a part hereof. Subject to the provisions of Paragraph 15, the Grantor hereby further grants to the Lender a first and valid lien and security interest in all of the Grantor's right, title and interest in and to all income, royalties, damages and payments now and hereafter due and/or payable under all Copyrights and, subject to the provisions of Paragraph 15, in and to all rights during the term of this Agreement to sue, collect and retain for its own benefit damages and payments for past or future infringements of the Copyrights.

	3.	None of the Collateral is or shall become subject to any
lien, security interest or other encumbrance other than that of the Lender granted hereby or as permitted pursuant to the Loan Agreement, and the Grantor agrees that it shall not license, transfer, convey or encumber any interest in or to the Collateral without the prior express written consent of the Lender.

	4.	All Collateral consisting of applications for Patents and
for registrations of Trademarks and Copyrights has been duly and properly filed and all Collateral consisting of Patents and of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) has been duly and properly filed and issued and is valid and enforceable.

	5.	Promptly upon the filing of any patent application or
application for registration of a trademark or copyright and upon the issuance of any patent or trademark or copyright registration, the Grantor agrees to execute an addendum to this Agreement which addendum shall identify such patent, trademark or copyright application or such patent or trademark or copyright registration as necessary to perfect a lien and security interest in such patent, trademark or copyright application or such patent or trademark or copyright registration, and, with respect to United States patent applications or patent registrations and United States trademark applications or trademark registrations, the Grantor shall cause such addendum to be recorded in the U.S. Patent and Trademark Office, and with respect to United States copyright applications or copyright registrations, the Grantor shall cause such addendum to be recorded in the U.S. Copyright Office.

	6.	The Grantor shall not take any action, nor permit any action to be taken by others subject to the Grantor's control, including licensees, or fail to take any action, or permit others subject to the Grantor's control, including licensees, to fail to take any action, subject to the provisions of Paragraph 10, which would, in the case of any such actions or failures to act taken singly or together, affect the validity, grant and enforceability of the Collateral.

	7.	The Grantor shall promptly notify the Lender, in writing, of any suit, action, proceeding or counterclaim brought against the Grantor relating to, concerned with, or affecting the Collateral, and shall, on request, deliver to the Lender a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Lender fully advised in writing of the progress of any such suit.

	8.	In the event of any infringement of the Collateral by other
parties or in the event of any other conduct detrimental to the Collateral by other parties known or brought to the attention of the Grantor, the Grantor shall promptly notify the Lender in writing at the address set forth below of such infringement or other conduct and the full nature, extent, evidence and facts of such infringement or other conduct known to the Grantor. The Grantor shall, if it deems prudent and in its best interest, proceed to take action against such infringement or detrimental conduct and to seek appropriate relief in a reasonable manner, in order to terminate such infringement or conduct by the parties involved. Subject to other provisions of this Agreement, the Grantor shall assume and continue, at its own cost and expense, through counsel of its own choice who is acceptable to the Lender, full and complete responsibility for the prosecution of any infringement of or other conduct adversely affecting the Collateral and otherwise defend and assure the grant, validity and enforceability of the Collateral, whether by judicial or nonjudicial means, all in order that the Grantor comply fully with the provisions of this Paragraph 8.

	9.	If requested by the Lender, the Grantor shall yearly provide the Lender a complete status report of all Collateral. Upon request by the Lender, the Grantor shall deliver to counsel for the Lender copies of any such Collateral and other documents concerned with or related to the prosecution, protection, maintenance, enforcement and issuance of the Collateral.

	10.	The Grantor shall notify the Lender in writing at the
address set forth below at least two months prior to any voluntary abandonment of any Collateral and obtain the written permission of the Lender to such abandonment, which permission shall not be unreasonably withheld. In the event that such permission to abandon is denied by the Lender, then the Grantor shall take all reasonably necessary action, at its own expense, to continue and maintain such Collateral in force.

	11.	Subject to any other express provision of this Agreement, if an Event of Default (as such term is defined in the Loan Agreement) shall have occurred and be continuing or upon the failure, neglect or refusal by the Grantor to file, prosecute, defend, issue, maintain, enforce or otherwise take action in respect to the Collateral as required hereby, or to carry out any other obligation or duty of the Grantor under this Agreement, then the Grantor hereby appoints and designates the Lender its sole attorney-in-fact, to act in its name, place and stead, to take any such action as the Lender reasonably deems necessary or advisable under the circumstances, including, without limitation, the employment of counsel, and the Grantor shall pay all reasonable fees and expenses, including attorneys' fees and expenses, incurred by the Lender in connection with such action.

	12.	Any and all monies received by the Lender under this
Agreement shall be applied as provided in Clause 7.2 of the Loan Agreement.

	13.	Upon full and complete payment and performance of the
Obligations, this Agreement and the power of attorney granted herein at Paragraph 11 shall terminate and the Lender shall release the Collateral from this Agreement and the Loan Agreement, and shall execute and deliver (at the Grantor's sole cost and expense, either directly or in reimbursement of costs and expenses reasonably incurred by the Lender) all documents as may be reasonably necessary to render the Collateral free and clear of any security interest created pursuant to this Agreement, the Loan Agreement or the Note.

	14.	During the term of this Agreement, the Grantor agrees:
	(a)	whenever any of the Trademarks are used by or on behalf of
the Grantor, to affix or cause to be affixed a notice that the mark is a trademark, a service mark or is registered, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used; and
	(b)	whenever any of the underlying works covered by the
Copyrights are used by or on behalf of the Grantor, to affix or cause to be affixed a notice that said underlying works are so covered, which notice shall be in a form accepted or required by the copyright laws of each country in which said underlying works are so used.

	15.	During the term of this Agreement, all income, royalties,
payments and damages due and payable to the Grantor under the Collateral shall be paid to the Grantor; provided, however, if an Event of Default shall have occurred and be continuing, all income, royalty payments and damages received thereafter shall be paid directly to the Lender and shall be applied by the Lender as provided in paragraph 12 of this Agreement. The Lender shall have the right to notify payors to make their payments directly to the Lender upon the occurrence of an Event of Default.

	16.	Should any part or provision of this Agreement be held
unenforceable or conflicting with the law of any jurisdiction, the validity of the remaining parts or provisions hereof shall not be affected thereby. Should any part or provision of this Agreement be deemed by a court or other governmental authority of competent jurisdiction to be an assignment of any Trademark so as to result in the Grantor's abandonment thereof, such part or provision (but no other) shall be construed as providing for a security interest and not an assignment, all in order to preclude such abandonment and, if such construction shall not be accepted by such court or other governmental authority, such part or provision (but no other) shall be deemed null and void as to such Trademark in the jurisdiction where abandonment might otherwise result.

	17.	The Grantor agrees, upon the reasonable request by the
Lender during the term of this Agreement:
	(a)	to execute, acknowledge and deliver all additional
instruments and documents necessary or advisable to effect the purpose of this Agreement, in a form reasonably acceptable to counsel for the Lender; and
	(b)	to do all such other acts as may be necessary or
appropriate in order to carry out the intent and purpose of this Agreement, and to protect the security interests of the Lender in the Collateral.

	18.	Every notice or demand under this Agreement shall be in
writing and may be delivered in person or if sent by certified mail, postage prepaid, return receipt requested, by overnight express mail or telefax (followed by delivery of a copy by certified or express mail.
	(a)	Every notice or demand shall be sent as follows:
		If to the Grantor:
 		SurgiLight, Inc.
		2100 Alafaya Trail, Suite 600
		Orlando, FL 32826
 		Telecopy No. 407-482-0505
		Attention: Timothy Shea

		If to the Lender:
		GEM SurgiLight Investors, LLC
                9 West 57th Street
		New York, NY  10022
		Attention: Edward Tobin
		Telecopy No. 212-202-7565

		With a copy to:
	      Steven Schuster, Esq.
	      McLaughlin & Stern LLP
	      260 Madison Avenue
	      New York, New York 10016
	      Telecopy No: 212 448 6216

(b)	Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received (provided that it is received prior to 2:00 p.m. New York time; otherwise it shall be deemed to have been received on the next following Banking Day (as such term is defined in the Loan Agreement)), in the case of a telecopy, at the time of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following Banking Day in such locality) and, in the case of a letter, at the time of receipt thereof.

19.	(a) IT IS MUTUALLY AGREED BY AND BETWEEN THE PARTIES HERETO
THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

	(b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS EXECUTED IN THE STATE OF NEW YORK.

[Signature Page Follows]


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

				SURGILIGHT, INC.

				By: /s/ Timothy Shea
                                   -----------------
				Name:  Timothy Shea
				Title: President


				GEM SURGILIGHT INVESTORS, LLC
				by GEM SURGILIGHT MANAGEMENT, LLC, its
				MANAGING MEMBER

				By: /s/ Edward Tobin
                                    ----------------
                                Name:   Edward Tobin
				Title:  Member




								SCHEDULE A

			Patents And Patent Applications
                        -------------------------------
A.	Patents

Issued Patents* 	Filing Date	Issue Date 	      Title
---------------         -----------     ----------            -----
6,824,540		11/6/00		11/30/04	Apparatua and methods
							for the treatment of
							presbyopia using
							fiber-coupled-lasers
6,491,688		6/21/00		12/10/02	Apparatus and methods
							for reversal of
							presbyopia using near
							infrared selective
							laser on zonnulas
6,745,775		2/28/01		  6/8/04	Methods and apparatus
							for presbyopia treatment
							using a scanning laser
							system
6,258,082				  7/10/01
6,263,879		11/10/98	  7/24/01	Treatment of presbyopia
							and other eye disorders
							using a dual-laser
							scanning system
M251582		         11/6/03          12/1/04	(China & Taiwan
							patents-JT Lin
							inventor)
ZL 2003 21022196.9	11/28/03	  12/1/04	(China & Taiwan
							patents-JT Lin
							inventor)
ZL 2003 20126749.8	12/9/2003         12/1/04	(China & Taiwan
							patents-JT Lin
							inventor)
ZL 2003 20126748.3	12/9/2003         12/9/04	(China & Taiwan
							patents-JT Lin
							inventor)
08/391,612		2/21/1995          3/3/98       Laser Surgical
							Method Using
							Transparent Probe
							(5722970 believe
							to be transferred to
							SurgiLight 2nd
							Agreement)
5,741,245				  4/21/98	Corneal Sculpting using
							Laser Energy
5,738,677				  4/14/98	Apparatus & Method for
							Performing Eye Surgery
699994					   4/1/99       Apparatus & Method for
							Performing Eye Surgery
							(Australia)
678967					  10/9/97	Apparatus & Method for
							Performing Eye Surgery
							(Australia)
5,865,831				   2/2/99	Laser Surgical Procedures
							for Treatment of Glaucoma
6,241,721                                  6/5/01	Laser Surgical Procedures
							for Treatment of Glaucoma



   Pending                              Publication
Applications*	 	Filing Date	   Date 	      Title
---------------         -----------     ----------            -----
20050043722		8/22/03		2/24/05		Methods and apparatus for
							treatment of eye disorders
							using articulated-arm-
							coupled ultraviolet lasers
20040078030		10/16/02	4/22/04		Methods and apparatus for
							presbyopia treatment using
							a dual-function laser
							system
20040078009		10/17/02	4/22/04		Methos and apparatus for the
							treatment of presbyopia and
							other eye disorders
							combining pharmocological
							and surgical means
20030220630		11/12/02	11/27/03	Methods and systems for
							treating presbyopia via
							laser ablation
WO 03/039351		11/12/02	5/15/03		Methods and systems for
							treating presbyopia via
							laser ablation
20030139737		1/24/02		7/24/03		Method and apparatus for
							treatment of presbyopia
							by lens relaxation and
							anterior shift
20030105456		12/4/01		6/5/03		Apparatus and methods for
							prevention of age-related
							macular degeneration and
							other eye diseases
20030038920		8/21/01		2/27/03		Apparatus and method for
							vision correction using
							refractive index effects
20010029363		3/30/01		10/11/01	Methods and apparatus for
							presbyopia correction using
							ultraviolet and infrared
							lasers
20010016736		2/28/01		8/23/01		Method and apparatus for
							presbyopia treatment using
							a scanning laser system
09/006,609		8/22/2001			Methods and appartus for
							presbyopia treatment using
							a scanning laser system
10/626,486		7/24/2003			Methods and appartus for
							presbyopia treatment using
							a scanning laser system
WO 02/069828		11/10/1998			Methods and appartus for
							presbyopia treatment using
							a scanning laser system
90/006,089		8/22/2001			Methods and apparatus for
							presbyopia correction using
							ultraviolet and infrared
							lasers
10/621,105		7/10/2003			Methods and apparatus for
							presbyopia correction
							using ultraviolet and
							infrared lasers
WO 02/094129 AU		3/30/2001	11/28/02	Methods and apparatus for
							presbyopia correction
							using ultraviolet and
							infrared lasers
WO 02/094129 CA		3/30/2001	11/28/02	Methods and apparatus for
							presbyopia correction
							using ultraviolet and
							infrared lasers
WO 02/094129 EU		3/30/2001	11/28/02	Methods and apparatus for
							presbyopia correction using
							ultraviolet and infrared
							lasers
WO 02/094129 JP		3/30/2001	11/28/02	Methods and apparatus for
							presbyopia correction using
							ultraviolet and infrared
							lasers
WO 02/094129 MX		3/30/2001	11/28/02	Methods and apparatus for
							presbyopia correction using
							ultraviolet and infrared
							lasers
WO 02/36029 PCT		11/6/2000	5/10/02		Apparatus and methods for
							the treatment of presbyopia
							using fiber-coupled-lasers
WO 02/36029 AU		11/6/2000	5/10/02		Apparatus and methods for
							the treatment of presbyopia
							using fiber-coupled-lasers
10/871,903		6/21/2004
10/987,929		11/12/2004			Methods and systems for
							treating presbyoipia via
							laser ablation


Issued Patents* 	Filing Date	Issue Date 	      Title
---------------         -----------     ----------            -----
5,116,329		8/16/1990	5/26/1992	MEDICAL LASER
							INTERCONNECT SYSTEM
2,000,916		10/18/1989	1/17/1995	MEDICAL LASER
							INTERCONNECT SYSTEM
365228			10/13/1989	12/14/1994	MEDICAL LASER
							INTERCONNECT SYSTEM
3,084,029		10/30/1989	6/30/2000	MEDICAL LASER
							INTERCONNECT SYSTEM
5,207,673		12/6/1991	5/4/1993	FIBER OPTIC APPARATUS
							FOR USE WITH MEDICAL LASERS
613,560			6/7/1990	12/11/1991	FIBER OPTIC APPARATUS
							FOR USE WITH MEDICAL LASERS
2,018,450		6/7/1990	5/9/1995	FIBER OPTIC APPARATUS
							FOR USE WITH MEDICAL LASERS
08/841,865		5/5/1997			LASER SURGICAL PROBE
5,688,261		4/7/1995	11/18/1997	TRANSPARENT LASER
							SURGICAL PROBE
2,107,687		4/3/1992			TRANSPARENT LASER
							SURGICAL PROBE
0578756			4/3/1992	8/30/000	TRANSPARENT LASER
							SURGICAL PROBE
6110167**		5/31/1995	8/29/2000	CONTACT TIP FOR LASER
							SURGERY
5707368**		6/1/1995	1/13/1998	CONTACT TIP FOR LASER
							SURGERY
5,304,167		7/17/1992	4/19/1994	MULTIWAVELENGTH MEDICAL
							LASER METHOD
5,139,494		9/4/1991	8/18/1992	MULTIWAVELENGTH MEDICAL
							LASER SYSTEM
626,339			11/9/1989	2/1/1993	MULTIWAVELENGTH MEDICAL
							LASER SYSTEM
2,002,453		11/8/1989	1/17/1995	MULTIWAVELENGTH MEDICAL
							LASER SYSTEM
5,540,676		4/14/1995	7/30/1996	METHOD OF LASER SURGERY
							USING MULTIPLE WAVELENGTHS
5,422,899		5/10/1994	6/6/1995	HIGH REPETITION RATE
							MID-INFRARED LASER
688,593			5/9/1995	5/7/1998	HIGH REPETITION RATE
							MID-INFRARED LASER
2,148,395		5/2/1995			HIGH REPETITION RATE
							MID-INFRARED LASER
682389			4/28/1995	9/2/1998	HIGH REPETITION RATE
							MID-INFRARED LASER
11,234/1995		5/9/1995			HIGH REPETITION RATE
							MID-INFRARED LASER
113,501			4/26/1995	5/19/1997	HIGH PULSE REPETITION
							AND ITS USE
110,517/1995		5/9/1995			PULSED, OPTICALLY PUMPED
							LASER AND SURGICAL METHOD
							USING THE SAME
6,122,300		9/17/1997	9/19/2000	PULSED, OPTICALLY PUMPED
							LASER AND SURGICAL METHOD
							USING THE SAME
09/360,588		7/26/1999			SINGLE DOMINANT SPIKE
							OUTPUT ERBIUM LASER
PCTUS800/20241		7/26/2000			SINGLE DOMINANT SPIKE
							OUTPUT ERBIUM LASER
09/303,697**		5/3/1999			OPTICAL SOURCE AND METHOD
46981/00**		5/3/2000			OPTICAL SOURCE AND METHOD
Canada**		5/3/2000			OPTICAL SOURCE AND METHOD
928801.0**		5/3/2000			OPTICAL SOURCE AND METHOD
Japan			5/3/2000			OPTICAL SOURCE AND METHOD

* Surgilight makes no representation about the current status of the patents/patent applications; GEM has had the opportunity to review these patents/patent applications

** Originally licensed to SurgiLight and then assigned to SurgiLight



								SCHEDULE B

		      Trademarks And Trademark Applications
                      -------------------------------------

A.  Trademarks

	United States
	     Mark		Registration No.       Issued
        -------------           ----------------       ------
	Trademark
	OptiVision*
	LAPR*
	Laser Presbyopia
	  Reversal*
	Trademarked through usage




								SCHEDULE C

			COPYRIGHTS AND COPYRIGHT APPLICATIONS
                        -------------------------------------

A.	Copyrights

	Software for laser systems - Erbium main, laser and
	    controller and Diode*
	LAPR and laser tissue interaction course materials*
	*Copyrighted through usage and marking only